UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): June 2, 2017
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LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

475 Tenth Avenue, 5th Floor
New York, New York	10018
(Address of principal executive offices)	(Zip Code)

(212) 609-4200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

LivePerson, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 2, 2017 (the “Annual Meeting”). As of April 13, 2017, the record date for the Annual Meeting, there were a total of 55,862,986 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 46,493,361 shares of the Company’s common stock were represented in person or by proxy, and therefore a quorum was present.

At the Annual Meeting, the stockholders elected the following Class II director nominees to serve on the Company’s Board of Directors until the 2020 Annual Meeting of Stockholders, or until such director’s successor is duly elected and qualified, with the following voting results:

Director	For	Withhold	Broker Non-Votes
Peter Block	32,563,576	5,504,400	8,425,385

Fred Mossler	35,261,280	2,806,696	8,425,385

At the Annual Meeting, the stockholders also ratified the Audit Committee’s appointment of BDO USA, LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2017, with the following voting results:

For	Against	Abstain	Broker Non-Votes
46,309,255	114,938	11,226	57,942

At the Annual Meeting, the stockholders also approved, on an advisory non-binding basis, the compensation of the Company’s named executive officers, with the following voting results:

For	Against	Abstain	Broker Non-Votes
34,626,514	3,433,577	7,883	8,425,387

At the Annual Meeting, the stockholders also approved, on an advisory non-binding basis, that the frequency of future advisory votes on the compensation of the Company’s named executive officers should be held every year, with the following voting results:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
31,898,869	47,410	6,114,458	7,237	8,425,387

Consistent with a majority of the votes cast with respect to this matter, the Company’s Board intends to hold an advisory vote on the compensation of the Company’s named executive officers annually.

At the Annual Meeting, the stockholders also approved an amendment and restatement of the Company’s 2009 Stock Incentive Plan to increase the number of shares authorized for grant by 4,000,000 shares and to make certain changes thereto, with the following voting results:

For	Against	Abstain	Broker Non-Votes
31,399,959	6,660,518	7,500	8,425,384

At the Annual Meeting, the stockholders also approved an amendment and restatement of the Company’s 2010 Employee Stock Purchase Plan to increase the number of shares authorized for employee purchase by 1,000,000 shares, with the following voting results:

For	Against	Abstain	Broker Non-Votes
34,964,420	3,095,971	7,585	8,425,385

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEPERSON, INC. (Registrant)

Date: June 7, 2017	By:	/s/ Monica L. Greenberg
Monica L. Greenberg
Executive Vice President, Business Affairs and General Counsel